UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2005

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 22, 2005, the Board of Directors of Omega Financial Corporation elected Jodi L. Green as a director of the Corporation. Ms. Green will begin serving as a director at the September 2005 meeting and will serve on the Audit Committee. She has also been appointed to serve as a director of the Company's subsidiary, Omega Bank.

There is no arrangement or understanding between Ms. Green and any person pursuant to which she was selected as a director. There are no current or proposed transactions between the Corporation and Ms. Green or her immediate family members requiring the disclosure under Regulation S-K Item 404(a).

Ms. Green is a Managing Shareholder and Director for Seligman, Friedman & Company, P.C., Certified Public Accountants and Consultants. She is a certified public accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

August 26, 2005	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: EVP, Chief Financial Officer